Exhibit 10.2
WASHINGTON TRUST BANCORP, INC.

2003 STOCK INCENTIVE PLAN

RESTRICTED STOCK UNITS CERTIFICATE

Name of Grantee:
Number of Units:
Grant Date:
Vesting Date:

Washington Trust Bancorp, Inc. (the “Company”) has selected you to receive the grant of restricted stock units identified above, subject to the provisions of its 2003 Stock Incentive Plan (the “Plan”) and the Statement of Terms and Conditions. Acceptance of this grant requires no action on your part. However, if you desire to refuse this grant, you must notify the Company promptly.

WASHINGTON TRUST BANCORP, INC
By:

Title:

STATEMENT OF TERMS AND CONDITIONS

1. Preamble. This Statement contains the terms and conditions of an award of restricted stock units of the Company (the “Restricted Units”) made to the Grantee identified on the attached Certificate pursuant to the Plan. Any consideration due to the Company on the issuance of the Restricted Units has been deemed to be satisfied by past services rendered by the Recipient to the Company. For purposes of this Statement, the defined terms used herein and not otherwise defined shall have the meaning set forth in the Plan.

2. Restrictions on Transfer. The Restricted Units shall not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of, until and unless the Restricted Units shall have vested as provided in Section 3 of this Statement and a certificate has been issued pursuant to Section 6 of this Statement.

3. Vesting. The term “vest” as used in this Statement means the lapsing of the restrictions that are described in this Statement with respect to the Restricted Units. The Restricted Units shall vest in accordance with the schedule set forth on the Certificate, provided in each case that the Grantee is then, and since the Grant Date has continuously been, employed by the Company or its Subsidiaries. Notwithstanding the foregoing, the Grantee shall become vested in the Restricted Units prior to the vesting date set forth on the Certificate in the following circumstances:

(a) In the event of a Change in Control of the Company (as defined in the Company’s 2003 Stock Incentive Plan), all Restricted Units that have not previously been forfeited shall immediately vest; provided that the Grantee is then employed by the Company or its Subsidiaries.

(b) In the event of the Grantee’s death, all Restricted Units that have not previously been forfeited shall immediately vest; provided that the Grantee was employed by the Company or its Subsidiaries immediately prior to the date of death.

(c) Upon the Retirement of the Grantee prior to the Vesting Date, the Grantee shall vest in a number of his Restricted Units determined by multiplying the number of Restricted Units credited to the Grantee by a fraction, the numerator of which shall be the number of full months from the Grant Date to the date of the Grantee’s Retirement and the denominator of which shall be ________.

4. Forfeiture. In the event the Company terminates the Grantee’s employment or the Grantee terminates his employment on his own initiative prior to the Vesting Date, all Restricted Units that have not previously been forfeited on such date shall be immediately forfeited to the Company.

5. Dividend Equivalents.

(a) In the case of a dividend payable on shares of Common Stock (“Shares”) in the form of cash, the Company shall provide Grantee with additional compensation in an amount equal to the aggregate number of Restricted Units credited to the Grantee as of the record date of the dividend multiplied by the cash dividend per share amount.

(b) In the case of a dividend paid on Shares in the form of Shares, including without limitation a distribution of Shares by reason of a stock dividend, stock split or otherwise, the number of Restricted Units credited to the Grantee shall be increased by a number equal to the product of (i) the aggregate number of Restricted Units that have been awarded to the Recipient through the related dividend record date, and (ii) the number of Shares (including any fraction thereof) payable as dividend on one Share. Any additional Restricted Units shall be subject to the restrictions of this Statement in the same manner and for so long as the Restricted Units remain subject to such restrictions, and shall be promptly forfeited to the Company if and when the Restricted Units are so forfeited.

6. Issuance of Shares.

(a) As soon as practicable following the Grantee’s vesting in the Restricted Units, the Company shall issue to the Grantee a certificate representing the number of Shares equal to the aggregate number of Restricted Units credited to the Grantee on such date in full satisfaction of such Restricted Units. The issuance of certificates may be made in book entry form.

(b) In each instance above, the issuance of Shares to the Grantee shall be subject to the payment by the Grantee by cash or other means acceptable to the Company of any federal, state, local and other applicable taxes required to be withheld in connection with such issuance in accordance with Section 7 of this Statement. The Grantee understands that once Shares have been delivered to the Grantee in respect of the Restricted Units, the Grantee will be free to sell such Shares, subject to applicable requirements of federal and state securities laws. Immediately after the issuance of Shares, this Statement shall terminate and be of no further force or effect.

7. Tax Withholding. The Grantee expressly acknowledges that the issuance of Shares to him pursuant to the provisions of Section 6 will give rise to “wages” subject to withholding. The Grantee expressly acknowledges and agrees that the Grantee’s rights hereunder are subject to the Grantee’s paying to the Company in cash or by having the Company hold back from the Shares to be delivered, Shares having a Fair Market Value calculated to satisfy the minimum withholding requirement of all federal, state, local and any other applicable taxes required to be withheld in connection with such award or vesting.

8. Defined Terms. For purposes of this Statement, “Retirement” shall mean the Grantee’s termination of employment with the Company or a Subsidiary with an election to commence promptly receipt of benefits under The Washington Trust Company Pension Plan.

9. Administration. The Committee shall have the authority to manage and control the operation and administration of this Statement. Any interpretation of the Statement by the Committee and any decision made by the Committee with respect to the Statement is final and binding.

10. Amendment. This Statement may be amended only by written statement between the Grantee and the Company, without the consent of any other person.

Exhibit 10.3
WASHINGTON TRUST BANCORP, INC.

2003 STOCK INCENTIVE PLAN

RESTRICTED STOCK UNITS CERTIFICATE

Name of Grantee:
Number of Units:
Grant Date:
Vesting Date:

Washington Trust Bancorp, Inc. (the “Company”) has selected you to receive the grant of restricted stock units identified above, subject to the provisions of its 2003 Stock Incentive Plan (the “Plan”) and the Statement of Terms and Conditions. Acceptance of this grant requires no action on your part. However, if you desire to refuse this grant, you must notify the Company promptly.

WASHINGTON TRUST BANCORP, INC
By:

Title:

STATEMENT OF TERMS AND CONDITIONS

1. Preamble. This Statement contains the terms and conditions of an award of restricted stock units of the Company (the “Restricted Units”) made to the Grantee identified on the attached Certificate pursuant to the Plan. Any consideration due to the Company on the issuance of the Restricted Units has been deemed to be satisfied by past services rendered by the Recipient to the Company. For purposes of this Statement, the defined terms used herein and not otherwise defined shall have the meaning set forth in the Plan.

2. Restrictions on Transfer. The Restricted Units shall not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of, until and unless the Restricted Units shall have vested as provided in Section 3 of this Statement and a certificate has been issued pursuant to Section 6 of this Statement.

3. Vesting. The term “vest” as used in this Statement means the lapsing of the restrictions that are described in this Statement with respect to the Restricted Units. The Restricted Units shall vest in accordance with the schedule set forth on the Certificate, provided in each case that the Grantee is then, and since the Grant Date has continuously been, an active member of the Board of Directors. Notwithstanding the foregoing, the Grantee shall become vested in the Restricted Units prior to the vesting date set forth on the Certificate in the following circumstances:

(a) In the event of a Change in Control of the Company (as defined in the Company’s 2003 Stock Incentive Plan), all Restricted Units that have not previously been forfeited shall immediately vest; provided that the Grantee is then an active member of the Board of Directors.

(b) In the event of the Grantee’s death, all Restricted Units that have not previously been forfeited shall immediately vest; provided that the Grantee was an active member of the Board of Directors immediately prior to the date of death.

(c) Upon the Retirement of the Grantee prior to the Vesting Date, all Restricted Units that have not previously been forfeited shall immediately vest.

4. Forfeiture. In the event the Grantee ceases to be an active member of the Board of Directors for any reason other than those provided in Section 3 of this Statement prior to the Vesting Date, all Restricted Units that have not previously been forfeited on such date shall be immediately forfeited to the Company.

5. Dividend Equivalents.

(a) In the case of a dividend payable on shares of Common Stock (“Shares”) in the form of cash, the Company shall provide Grantee with an additional cash payment in an amount equal to the aggregate number of Restricted Units credited to the Grantee as of the record date of the dividend multiplied by the cash dividend per share amount.

(b) In the case of a dividend paid on Shares in the form of Shares, including without limitation a distribution of Shares by reason of a stock dividend, stock split or otherwise, the number of Restricted Units credited to the Grantee shall be increased by a number equal to the product of (i) the aggregate number of Restricted Units that have been awarded to the Recipient through the related dividend record date, and (ii) the number of Shares (including any fraction thereof) payable as dividend on one Share. Any additional Restricted Units shall be subject to the restrictions of this Statement in the same manner and for so long as the Restricted Units remain subject to such restrictions, and shall be promptly forfeited to the Company if and when the Restricted Units are so forfeited.

6. Issuance of Shares.

(a) As soon as practicable following the Grantee’s vesting in the Restricted Units, the Company shall issue to the Grantee a certificate representing the number of Shares equal to the aggregate number of Restricted Units credited to the Grantee on such date in full satisfaction of such Restricted Units. The issuance of certificates may be made in book entry form.

(b) In each instance above, the issuance of Shares to the Grantee shall be subject to the payment by the Grantee by cash or other means acceptable to the Company of any federal, state, local and other applicable taxes required to be withheld in connection with such issuance in accordance with Section 7 of this Statement. The Grantee understands that once Shares have been delivered to the Grantee in respect of the Restricted Units, the Grantee will be free to sell such Shares, subject to applicable requirements of federal and state securities laws. Immediately after the issuance of Shares, this Statement shall terminate and be of no further force or effect.

7. Tax Withholding. The Grantee expressly acknowledges that the issuance of Shares to him pursuant to the provisions of Section 6 will result in taxable income which may be subject to withholding. The Grantee expressly acknowledges and agrees that the Grantee’s rights hereunder are subject to the Grantee’s paying to the Company in cash or by having the Company hold back from the Shares to be delivered, Shares having a Fair Market Value calculated to satisfy the minimum withholding requirement of all federal, state, local and any other applicable taxes required to be withheld in connection with such award or vesting.

8. Defined Terms. For purposes of this Statement, “Retirement” shall mean the Grantee’s cessation of service as a Director as of the Annual Meeting date following the attainment of age 70.

9. Administration. The Committee shall have the authority to manage and control the operation and administration of this Statement. Any interpretation of the Statement by the Committee and any decision made by the Committee with respect to the Statement is final and binding.

10. Amendment. This Statement may be amended only by written statement between the Grantee and the Company, without the consent of any other person.

Exhibit 10.4
WASHINGTON TRUST BANCORP, INC.

2003 STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

Name of Grantee:	Employee Name
No. of Shares:	# Granted
Purchase Price per Share:	None
Grant Date:

Pursuant to the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan (the “Plan”) as amended through the date hereof, Washington Trust Bancorp, Inc. (the “Company”) hereby grants a Restricted Stock Award (an “Award”) to the Grantee named above. Upon acceptance of this Award, the Grantee shall receive the number of shares of common stock, par value U.S. $0.0625 per share (the “Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan. Any consideration due to the Company on the issuance of the Award will be satisfied by future services to be rendered to the Company by the Grantee.

1. Acceptance of Award. The Grantee shall have no rights with respect to this Award unless he or she shall have accepted this Award by signing and delivering to the Company a copy of this Award Agreement. Upon acceptance of this Award by the Grantee, the shares of Restricted Stock so accepted shall be issued and held by the Company’s transfer agent in book entry form or issued in the form of stock certificates, as determined by the Company, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a shareholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified herein.

2. Restrictions and Conditions.

(a) Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(b) If the Grantee’s employment with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason prior to vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock that have not been vested shall be forfeited and returned to the Company.

3. Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date.

Number of Shares Vested	Vesting Date

Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock.

Notwithstanding the foregoing, the Grantee shall become vested in the shares of Restricted Stock prior to the Vesting Dates in the following circumstances:

(a) In the event of a Change in Control of the Company (as defined in the Company’s 2003 Stock Incentive Plan), all shares of Restricted Stock that have not previously been forfeited shall immediately vest; provided that the Grantee is then employed by the Company or its Subsidiaries.

(b) In the event of the Grantee’s death, all shares of Restricted Stock that have not previously been forfeited shall immediately vest; provided that the Grantee was employed by the Company or its Subsidiaries immediately prior to the date of death.

(c) Upon the Retirement of the Grantee prior to the Vesting Date, the Grantee shall vest in a number of his shares of Restricted Stock determined by multiplying the number of shares of Restricted Stock credited to the Grantee by a fraction, the numerator of which shall be the number of full months from the Grant Date to the date of the Grantee’s Retirement and the denominator of which shall be ___.

For purposes hereof, “Retirement” shall mean the Grantee’s termination of employment with the Company or a Subsidiary with an election to commence promptly receipt of benefits under The Washington Trust Company Pension Plan.

4. Certificates.

(a) Legended Certificates. The Grantee is executing and delivering to the Company blank stock powers to be used in the event of forfeiture. Any certificates representing shares of unvested Restricted Stock shall be held by the Company and such certificates (and, to the extent determined by the Company, any other evidence of ownership of unvested Restricted Stock) shall contain the following legend:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE ISSUER’S 2003 STOCK INCENTIVE PLAN AND A RESTRICTED STOCK AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE ISSUER. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF THE ISSUER.

(b) Book Entry. If unvested shares of Restricted Stock are held in book entry form, the Grantee agrees that the Company may give stop transfer instructions to the transfer agent to ensure compliance with the provisions of this Agreement.

(c) Acknowledgement. The Grantee hereby (i) acknowledges that the Restricted Stock may be held in the book entry form on the books of the Company’s transfer agent and irrevocably authorizes the Company to take such actions as may be necessary or appropriate to effectuate a transfer of the record ownership of any such shares that are unvested and forfeited hereunder; (ii) agrees to deliver to the Company, as a precondition to the issuance of any certificate or certificates with respect to unvested shares of Restricted Stock, one or more stock powers, endorsed in blank, with respect to such shares; and (iii) agrees to sign other powers and take such other action as the Company may reasonably request to accomplish the transfer or forfeiture of any shares of unvested Restricted Stock that are forfeited hereunder.

5. Dividends. Dividends on shares of Restricted Stock shall be paid currently to the Grantee.

6. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

7. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

8. Amendment. This Agreement may only be modified or amended by a writing signed by both parties, unless the Committee determines that the proposed modification or amendment would not materially and adversely affect the Grantee, in which case the Grantee’s consent shall not be required for such modification or amendment.

9. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Grantee may elect to have such minimum tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

10. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Rhode Island, applied without regard to conflict of law principles.

WASHINGTON TRUST BANCORP, INC.
By:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Date	Employee Name
Employee Address

Exhibit 10.5
WASHINGTON TRUST BANCORP, INC.

2003 STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

Name of Grantee:	Director Name
No. of Shares:	# Granted
Purchase Price per Share:	None
Grant Date:

Pursuant to the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan (the “Plan”) as amended through the date hereof, Washington Trust Bancorp, Inc. (the “Company”) hereby grants a Restricted Stock Award (an “Award”) to the Grantee named above. Upon acceptance of this Award, the Grantee shall receive the number of shares of common stock, par value U.S. $0.0625 per share (the “Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan. Any consideration due to the Company on the issuance of the Award will be satisfied by future services to be rendered to the Company by the Grantee.

1. Acceptance of Award. The Grantee shall have no rights with respect to this Award unless he or she shall have accepted this Award by signing and delivering to the Company a copy of this Award Agreement. Upon acceptance of this Award by the Grantee, the shares of Restricted Stock so accepted shall be issued and held by the Company’s transfer agent in book entry form or issued in the form of stock certificates, as determined by the Company, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a shareholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified herein.

2. Restrictions and Conditions.

(a) Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(b) In the event the Grantee ceases to be an active member of the Board of Directors for any reason other than those provided in Section 3 of this Statement prior to the Vesting Date, all shares of Restricted Stock that have not been vested shall be forfeited and returned to the Company.

3. Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an active member of the Board of Directors on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date.

Number of Shares Vested	Vesting Date

Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock.

Notwithstanding the foregoing, the Grantee shall become vested in the shares of Restricted Stock prior to the Vesting Dates in the following circumstances:

(a) In the event of a Change in Control of the Company (as defined in the Company’s 2003 Stock Incentive Plan), all shares of Restricted Stock that have not previously been forfeited shall immediately vest; provided that the Grantee is then an active member of the Board of Directors.

(b) In the event of the Grantee’s death, all shares of Restricted Stock that have not previously been forfeited shall immediately vest; provided that the Grantee was an active member of the Board of Directors immediately prior to the date of death.

(c) Upon the Retirement of the Grantee prior to the Vesting Date, all shares of Restricted Stock that have not been previously forfeited shall immediately vest.

For purposes hereof, “Retirement” shall mean the Grantee’s cessation of service as a Director as of the Annual Meeting date following the attainment of age 70.

4. Certificates.

(a) Legended Certificates. The Grantee is executing and delivering to the Company blank stock powers to be used in the event of forfeiture. Any certificates representing shares of unvested Restricted Stock shall be held by the Company and such certificates (and, to the extent determined by the Company, any other evidence of ownership of unvested Restricted Stock) shall contain the following legend:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE ISSUER’S 2003 STOCK INCENTIVE PLAN AND A RESTRICTED STOCK AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE ISSUER. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF THE ISSUER.

(b) Book Entry. If unvested shares of Restricted Stock are held in book entry form, the Grantee agrees that the Company may give stop transfer instructions to the transfer agent to ensure compliance with the provisions of this Agreement.

(c) Acknowledgement. The Grantee hereby (i) acknowledges that the Restricted Stock may be held in the book entry form on the books of the Company’s transfer agent and irrevocably authorizes the Company to take such actions as may be necessary or appropriate to effectuate a transfer of the record ownership of any such shares that are unvested and forfeited hereunder; (ii) agrees to deliver to the Company, as a precondition to the issuance of any certificate or certificates with respect to unvested shares of Restricted Stock, one or more stock powers, endorsed in blank, with respect to such shares; and (iii) agrees to sign other powers and take such other action as the Company may reasonably request to accomplish the transfer or forfeiture of any shares of unvested Restricted Stock that are forfeited hereunder.

5. Dividends. Dividends on shares of Restricted Stock shall be paid currently to the Grantee.

6. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

7. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

8. Amendment. This Agreement may only be modified or amended by a writing signed by both parties, unless the Committee determines that the proposed modification or amendment would not materially and adversely affect the Grantee, in which case the Grantee’s consent shall not be required for such modification or amendment.

9. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Grantee may elect to have such minimum tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Rhode Island, applied without regard to conflict of law principles.

WASHINGTON TRUST BANCORP, INC.
By:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Date	Director Name
Director Address